Subsequent Events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
35. Subsequent events
The Group has evaluated subsequent events through April 30, 2024 which is the date the Consolidated Financial Statements were authorized
for
issuance, and identified the following events, all of which are non-adjusting as defined in IAS 10:
LGHL and Meritz entered into a side letter to an amended and restated relationship agreement as of December 1, 2023 between the aforementioned parties (the “Side Letter”).
The Investor shall sell to the LGHL, and LGHL shall purchase from the Investor 5,245,648 ordinary shares in total in LGHL held by Meritz free and clear from any encumbrance and with all rights, title, and interest attaching thereto, for a total purchase of $20,000,000 by respectively paying $5 million each time by the end of April, June, July and August 2024 (“Purchase Price”).
Additionally, if the Coverage Ratio is below on any date during the period from April 30, 2024 to August 30, 2024, LGHL shall purchase more ordinary shares from the investor to enable the Coverage Ratio equal to 200% (“Additional Purchase Price”).
Moreover, LGHL will procure that 678,081 shares of Paref SA shall be deposited in a charged securities account in favor of the Investor. The deposited Paref shares shall be respectively released when the Purchase Price and Additional Purchase Price are paid in full by the end of June, July, and August 2024.